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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                                  April 1, 2003
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                Date of report (date of earliest event reported)


                                 STELLENT, INC.
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             (Exact name of registrant as specified in its charter)


     Minnesota                    0-19817                     41-1652566
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     (State of                  (Commission                (I.R.S. Employer
   Incorporation)               file number)              Identification No.)

  7777 Golden Triangle Drive, Eden Prairie, Minnesota              55344
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      (Address of principal executive offices)                   (Zip Code)


                        Telephone Number: (952) 903-2000
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              (Registrant's telephone number, including area code)



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ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

      (c)    Exhibits

             99   Stellent, Inc. press release dated April 1, 2003.

ITEM 9.      REGULATION FD DISCLOSURE

The information in this section is being furnished to, but not filed with, the Securities and Exchange Commission (the "Commission") solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition," pursuant to interim procedures promulgated by the Commission in Release No. 33-8216 issued March 27, 2003.

On April 1, 2003, Stellent, Inc. issued a press release that included preliminary financial information for its fiscal forth quarter, and fiscal year, ended March 31, 2003. A copy of the press release is attached as Exhibit 99 to this Form 8-K.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date:  April 4, 2003

                                STELLENT, INC.
                                (Registrant)


                                By  /s/ Gregg A. Waldon
                                  ------------------------------------------
                                   Gregg A. Waldon
                                   Chief Financial Officer,
                                      Treasurer and Secretary
                                   (Principal financial and accounting
                                   officer and duly authorized signatory
                                   on behalf of the registrant)

                                INDEX TO EXHIBITS


Exhibit No.                                             Method of Filing
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99             Stellent, Inc. press release             Filed Electronically
               dated April 1, 2003.